                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
                                 Date of Report

              (Date of earliest event reported): September 22, 2004

                             PRIME HOSPITALITY CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-6869                  22-2640625
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                 700 Route 46 East, Fairfield, New Jersey 07004
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                     Address of principal executive offices

       Registrant's telephone number, including area code: (973) 882-1010
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                                       N/A
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       N/A (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

      Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; AND

      Item 8.01.  OTHER EVENTS

          On September 22, 2004,  Prime  Hospitality  Corp.  ("Prime")  issued a press release  announcing  that, as of 5:00 p.m., New York City time,  Prime had received tenders and consents from holders in excess of 96% of its outstanding 8
3/8% Senior  Subordinated  Notes due 2012,  in  connection  with its  previously announced cash tender offer and consent solicitation for the Notes.

          In  connection  with the tender  offer and  consent  solicitation,  on
September 23, 2004,  Prime has entered into a Supplemental  Indenture with Wells
Fargo Bank,  N.A.  ("Wells  Fargo"),  the  Trustee,  which  eliminates  in their entirety many of the restrictive covenants and certain events of default, amends certain  terms of the merger and  consolidation  covenant  and makes  changes to certain terms of the defeasance  provisions presently contained in the Indenture dated as of April  29,  2002 (the  "Indenture")  between  Prime and Wells  Fargo pursuant to which the Notes were issued.  The Supplemental  Indenture also makes related  change to the  Notes.  Although  the  Supplemental  Indenture  has been
executed  and  delivered,   the  amendments  will  not  become  operative  until
immediately prior to the previously  announced merger of Prime with an affiliate of The  Blackstone  Group  and  provided  that all  validly  tendered  Notes are accepted for purchase  pursuant to the tender  offer upon  consummation  of such merger.

          A copy of the press release issued by Prime on September 22, 2004 with respect  to its cash  tender  offer and  consent  solicitation  for the Notes is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

      Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c)   EXHIBITS

                  EXHIBIT NO.   EXHIBITS

                  99.1          Press  Release  of Prime Hospitality Corp. dated
                                September 22, 2004.

                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRIME HOSPITALITY CORP.

Date:  September 23, 2004                 By: /s/    Richard T. Szymanski
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                                             Name:  Richard T. Szymanski
                                             Title: Senior Vice President and
                                                    Chief Financial Officer